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                                                                       EXHIBIT 1


                                                                  CONFORMED COPY

                   OLD REPUBLIC INTERNATIONAL CORPORATION

                               Debt Securities

                           UNDERWRITING AGREEMENT

                                                                   June 18, 1997

LEHMAN BROTHERS INC.
EVEREN SECURITIES, INC.
J.P. MORGAN SECURITIES INC.

c/o Lehman Brothers Inc.
3 World Financial Center
New York, New York  10285

Ladies and Gentlemen:

     Old Republic International Corporation, a Delaware corporation (the "Company"), proposes from time to time to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firm or firms named in Schedule I to the applicable Pricing Agreement (such firm or firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of the Company's debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (such Securities, as so specified in such Pricing Agreement, being herein sometimes referred to as the "Designated Securities"), less the principal amount of Designated Securities covered by delayed delivery contracts, if any ("Delayed Delivery Contracts"), as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (such Designated Securities to be covered by Delayed Delivery Contracts, as so specified in such Pricing Agreement, being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture, dated as of August 15, 1992 (such indenture, together with any indentures supplemental thereto, being herein referred to as the "Indenture") between the Company and Wilmington Trust Company (the "Trustee").

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom you will act as representatives (the "Representatives"). The term "Representatives" also refers to Lehman Brothers Inc., EVEREN Securities, Inc. and J.P. Morgan Securities Inc. when such firms alone constitute the Underwriters. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligations of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each






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Pricing Agreement shall state the aggregate principal amount of such Designated
Securities, the principal amount of such Designated Securities to be purchased by each Underwriter, whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof) and the commission payable to the Underwriters with respect thereto, and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and the prospectus with respect thereto and the Indenture) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by an exchange of facsimile transmissions. Each Pricing Agreement shall be deemed to be an agreement by the Company and the Underwriters to be bound by the terms of this Agreement. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-3 (SEC File No. 33-49064) under the Securities Act of 1933, as amended (the "Act"), which has become effective, for the registration under the Act of the Securities. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company proposes either (a) to file with the Commission pursuant to Rule 424(b)(2) or (b)(5) under the Act a supplement to the form of prospectus included in registration statement File No. 33-49064 relating to the Securities and the plan of distribution thereof or (b), if the Company elects to rely on Rule 434 under the Act, a Term Sheet (as such term is hereinafter defined) relating to the Securities that shall contain such information as is required or permitted by Rules 434 and 424(b) under the Act. The registration statement File No. 33-49064, including the exhibits thereto, is hereinafter referred to as the "Registration Statement"; the prospectus in the form in which it appears in the Registration Statement is herein referred to as the "Basic Prospectus"; and such supplemented form of prospectus, either (i) in the form in which it shall be filed with the Commission pursuant to Rule 424(b)(2) or (b)(5) (including the Basic Prospectus as so supplemented) or (ii), if the Company elects to rely on Rule 434 under the Act, in the form of the Term Sheet as first filed with the Commission pursuant to Rule 424(b)(7) (together with the Basic Prospectus), is hereinafter called the "Final Prospectus". Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424(b)(2) is hereinafter called the "Preliminary Final Prospectus". Any abbreviated term sheet that satisfies the requirements of Rule 434 under the Act is hereinafter called the "Term Sheet." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amended", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

          (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the Time of Delivery (as hereinafter defined), any

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     amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Time of Delivery (as hereinafter defined), (i) the Registration Statement, as amended as of any such time, the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules and regulations thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, (ii) information, if any, contained in the Registration Statement or Final Prospectus relating to The Depository Trust Company and its book-entry system, or (iii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

          (c) The documents incorporated by reference in the Final Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any additional documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority and has all licenses, permits, orders and other governmental and regulatory approvals, to own or lease its properties and conduct its business in the jurisdictions in which such business is transacted as described in the Prospectus.

          (e) This Agreement has been duly authorized, executed and delivered on behalf of the Company; upon execution and delivery of each Pricing Agreement by the Company, such Pricing Agreement shall have been duly authorized, executed and delivered on behalf of the Company and, when executed and delivered by the Representatives, will be a valid and legally binding agreement of the Company in accordance with its terms; on the date of each Pricing Agreement with respect to the Designated Securities covered thereby, such Designated Securities shall be duly authorized, and, when such Designated Securities are authenticated as contemplated by the Indenture and issued and delivered in accordance with this Agreement and the Pricing Agreement applicable to such Designated Securities and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts applicable to such Contract Securities, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company in accordance with their terms and will be entitled to the benefits provided by the Indenture, and the Indenture has been duly authorized by the Company, and, as executed and delivered by the Company and the Trustee, constitutes a valid and legally binding instrument of the Company in accordance with its terms except as the same may be limited by



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     bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f) In the event that any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered on behalf of the Company and duly authorized, executed and delivered on behalf of the purchaser thereunder, will constitute a valid and legally binding agreement of the Company in accordance with its terms.

          (g) There is no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body having jurisdiction over the Company which is required for, and the absence of which would materially affect, the issue and sale of the Designated Securities as contemplated by this Agreement or, in the case of any Contract Securities, Delayed Delivery Contracts with respect to such Contract Securities, or the execution, delivery or performance of the Indenture, except the registration under the Act of the Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the securities, Blue Sky and/or insurance laws of any jurisdiction in connection with the public offering of the Securities by the Underwriters.

          (h) Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), who have certified certain of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented, are, to the best of the knowledge of the Company, independent certified public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          (i) The consolidated financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus (or if the Final Prospectus is not in existence, the most recent Preliminary Final Prospectus) present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.
     The selected financial data set forth under the captions "Summary Financial Data" and "Selected Consolidated Financial Data" in the Final Prospectus (or, if the Final Prospectus is not in existence, the most recent Preliminary Final Prospectus) and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, fairly present, on the basis stated in the Final Prospectus (or such Preliminary Final Prospectus) and such Annual Report, the information included therein.

          (j) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus (or if the Final Prospectus is not in existence, the most recent Preliminary Final Prospectus), except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are



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     material with respect to the Company and its subsidiaries considered as one enterprise, (iii) , except for a downgrading publicly announced on June 17, 1997 by Moody's Investors Service of the Company's senior debt securities to a rating of "Aa3" from "Aa2", there has not been any downgrading in the ratings of any of the Company's debt securities or preferred stock or any action threatening such a downgrading or placing the Company under special surveillance by any "nationally recognized statistical rating organization" (as defined in Rule 436(g)(2) under the Act), and (iv), except for regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (k) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership of property or the conduct of business; except as specified in the Registration Statement, all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

          (l) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its property may be bound, which default could have a material adverse effect on the Company and its subsidiaries considered as one enterprise; and the execution and delivery of this Agreement and the consummation of the transaction contemplated herein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court decree, which conflict, breach, default, lien, charge, encumbrance or violation could have a material adverse effect on the Company and its subsidiaries considered as one enterprise.

          (m) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (n) There is no action, suit or proceeding before or by any court or governmental agency or body (including proceedings of any insurance regulatory authorities), domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might

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     materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their property is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder which have not been so filed.

          (o) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, the licenses, copyrights, knowhow (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (p) The Company and its subsidiaries possess such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

          (q) The Company has not (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of any Preliminary Final Prospectus (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for selling, bidding for, purchasing or soliciting another to purchase any other debt securities of the Company.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Final Prospectus as amended or supplemented, and, in connection with such offer or the sale of such Designated Securities, will use the Final Prospectus as amended or supplemented, together with any amendment or supplement thereto, that specifically describes such Designated Securities, in the form which has been most recently distributed to them by the Company, only as permitted or contemplated thereby, and will offer and sell such Designated Securities only as permitted by the Act and the applicable securities laws or regulations of any jurisdiction. The Representatives will use their best efforts to inform the Company when they have authorized the sale of the Underwriters' Securities to the public and when they have been advised that such Underwriters' Securities have been sold by the several Underwriters within a reasonable period of time after such sales are completed.



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     The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to Delayed Delivery Contracts, substantially in the form of Annex II attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery (as defined in Section 4 hereof), such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, shall be with institutional investors of the types described in the Final Prospectus as amended or supplemented and subject to other conditions therein set forth. The Company will enter into a Delayed Delivery Contract in each case where the Underwriters have arranged for such a contract and the Company has advised the Representatives of its approval of the proposed sale of Contract Securities to the purchaser thereunder; provided, however, that the minimum principal amount of Contract Securities covered by any Delayed Delivery Contract (or the aggregate amount under Delayed Delivery Contracts with related purchasers) shall be $1,000,000 and the aggregate principal amount of all Contract Securities shall not exceed the maximum aggregate principal amount specified therein, unless the Company shall otherwise agree in writing. However, if the aggregate principal amount of Contract Securities requested for delayed delivery is less than the minimum aggregate principal amount specified in such Schedule II, the Company will have the right to reject all requests. Each Underwriter to whom Contract Securities have been attributed will make reasonable efforts to assist the Company in obtaining performance by the purchaser in accordance with the terms of the Delayed Delivery Contract covering such Contract Securities, but no Underwriter will have any liability in respect of the validity or performance of any Delayed Delivery Contract.

     The Company will notify the Representatives not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing), such notice to be confirmed in writing prior to such Time of Delivery, of the principal amount of Contract Securities, and the name of, and principal amount thereof to be purchased by, each purchaser. The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contact Securities of which the Company has been advised in writing prior to the Time of Delivery by the Representatives as having been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, the proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded, as the Representatives may determine, to the nearest $1,000 principal amount) and that, subject to
Section 8 hereof, the total principal amount of Underwriters Securities pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities.

     4. Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto shall be delivered (to the extent practicable) in definitive form or in the form of one or more global securities, as specified in such Pricing Agreement, by the Company to the Representatives, for the account of such Underwriter, against payment of the purchase price therefor by such Underwriter or on its behalf, by certified or bank cashier's check or checks, payable to the order of the Company, or by wire or internal bank transfer to an account specified by the Company, in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing

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Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, the time and date of such delivery and payment being herein called the "Time of Delivery". If any Underwriters' Securities are to be delivered in definitive form, the Underwriters' Securities so delivered shall be in such authorized denominations and shall be registered in such name or names as the Representatives shall request in writing at least 48 hours prior to the Time of Delivery. For the purpose of expediting the checking of such Securities by the Representatives, the Company agrees to make such Securities available to the Representatives not later than 9:00 a.m., New York City time, on the business day next preceding the Time of Delivery at the offices of the Representatives designated in Section 11 hereof. If any Underwriters' Securities are to be delivered in global form, unless otherwise provided in the applicable Pricing Agreement, the Underwriters' Securities so delivered shall be deposited with, or on behalf of, the Depository Trust Company (the "Depository") and registered in the name of the Depository's nominee.

     Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the Representatives in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in the Pricing Agreement relating to such Securities, or such amount may be deducted from the amounts delivered pursuant to the preceding paragraph.

     5.  The Company agrees with each of the Underwriters of any Designated
Securities:

          (a) To make no amendment or any supplement to the Registration Statement or the Final Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities prior to having furnished the Representatives with a copy of the proposed form thereof and prior to giving the Representatives a reasonable opportunity to review the same; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Final Prospectus as amended or supplemented and for so long as the delivery of a prospectus is required by law in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Final Prospectus as amended or supplemented or any amended Final Prospectus has been filed or mailed for filing, of the issuance of any stop order by the Commission, or the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Final Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to such Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal. Subject to the foregoing, the Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 and/or Rule 434 under the Act.

          (b) Promptly from time to time to take such action as the Representatives may reasonably request in order to qualify such Designated Securities for offering and sale under the securities laws of such states as the Representatives may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such



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     Designated Securities, provided that, in connection therewith the Company shall not be required to qualify as a foreign corporation to do business, or to file a general consent to service of process in any jurisdiction, and provided further that the expense of maintaining any such qualification more than one year from the date of the Pricing Agreement with respect to such Designated Securities shall be at the expense of the Underwriters.

          (c) To furnish the Underwriters with copies of the Registration Statement (excluding exhibits) and copies of the Final Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request; and if, before a period of six months shall have elapsed after the date of the Pricing Agreement applicable to such Designated Securities and the delivery of a prospectus shall be at the time required by law in connection with sales of any such Designated Securities, either (i) any event shall have occurred as a result of which the Final Prospectus as amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Final Prospectus as amended or supplemented or to file under the Exchange Act any document incorporated by reference into the Final Prospectus as amended or supplemented in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer participating in the distribution of such Designated Securities as many copies as the Representatives may from time to time reasonably request of an amendment or a supplement to the Final Prospectus as amended or supplemented which will correct such statement or omission or effect such compliance; and in case any Underwriter is required by law to deliver a prospectus in connection with sales of any of such Designated Securities at any time six months or more after the date of such Pricing Agreement, upon the request of the Representatives, but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented prospectus complying with Section 10(a)(3) of the Act.

          (d) To make generally available to its security holders as soon as practicable, but in any event no later than eighteen months after the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Act), an earnings statement of the Company and its consolidated subsidiaries complying with Rule 158 under the Act and covering a period of at least twelve consecutive months beginning after such effective date.

          (e) To pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including the cost of all qualifications of such Designated Securities under state securities laws (including reasonable fees and disbursements of counsel to the Underwriters in connection with such qualifications and with legal investment surveys), and fees of rating agencies with respect to the Securities and the cost of printing this Agreement, each Pricing Agreement and any Delayed Delivery Contract (it being understood that, except as provided in this subsection
     (e) and in Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the cost of printing any Agreement Among Underwriters, the fees of their counsel, transfer taxes on resale of any of such Designated Securities by them and any advertising expenses connected with any offers that they may make).

     6. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement applicable to such Designated Securities shall be subject, in the discretion of the

Representatives, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, in all material respects, and the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with or otherwise satisfied;

          (b) Lord, Bissell & Brook, counsel to the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form satisfactory to the Representatives in their reasonable judgment, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

               (ii) the Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement;

               (iii) to the best of their knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required;

               (iv) each subsidiary of the Company listed in Annex IV hereto (a "Subsidiary"), has been incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, and, to the best of their knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required; to the best of their knowledge and information, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

               (v) this Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company;

               (vi) the execution and delivery of the Designated Securities have been duly authorized by all necessary corporate action of the Company and the Designated Securities have been duly executed and delivered by the Company and, assuming due authentication by the Trustee, are the legal, valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); the authorized, issued and outstanding capital stock of the Company is as set forth in the Final Prospectus under "Capitalization"

          (except for subsequent issuances, if any, pursuant to reservations or agreements referred to in the Prospectus or pursuant to the exercise of stock options granted under any of the Company's employee benefit plans); the Designated Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

               (vii) the execution and delivery of the Indenture have been duly authorized by all necessary corporate action of the Company, and the Indenture has been duly executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Trustee, is a legal, valid, binding and enforceable instrument of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

               (viii) the statements set forth under the heading "Description of Debt Securities" in the Basic Prospectus and "Description of Debentures" in the Final Prospectus, insofar as such statements purport to summarize certain provisions of the Indenture and the Securities, provide a fair summary of such provisions;

               (ix) the Registration Statement is effective under the Act; any required filing of the Final Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the best of their knowledge and information no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

               (x) In the event that any of the Designated Securities are to be purchased pursuant to Delayed Delivery Contracts, each Delayed Delivery Contract which has been executed by the Company, has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the purchaser thereunder, is a valid and binding agreement of the Company;

               (xi) the registration statement originally filed with respect to the Securities and each amendment thereto and the Final Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements, financial data and supporting schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules and regulations of the Commission thereunder;

               (xii) to the best of their knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference, which default could have a material adverse effect on the Company and its subsidiaries considered as one enterprise;

               (xiii) no authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the sale of the Designated Securities to the Underwriters, except such as may be required under the Act, the rules and regulations of the Commission thereunder or state securities or insurance laws; and the execution and delivery of this Agreement and, to the best of their knowledge and information, the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, administrative or court decree, or insurance or other administrative regulation material to the Company or its subsidiaries, which conflict, breach, default, lien, charge, encumbrance or violation could have a material adverse effect on the Company and its subsidiaries taken as one enterprise; and

               (xiv) to the best of their knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and, to the best of their knowledge and information, all pending legal or governmental proceedings to which the Company or any subsidiary is a party or to which any of their property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise.

          Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as of the date such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

          In delivering such opinion, Lord, Bissell & Brook will be entitled to rely upon the opinion of Spencer LeRoy, Esq., General Counsel of the Company, in respect of the certain matters set forth in clause (iv) above, which opinion will be attached to the opinion of Lord, Bissell & Brook; provided that Lord, Bissell & Brook shall state that they believe that both you and they are justified in relying upon such opinion.

     With respect to the matters set forth in clause (xi) and the paragraph following clause (xiv), Lord, Bissell & Brook may indicate that they make no representation that they have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or in the Final Prospectus; that with respect to the documents incorporated by reference in the Registration Statement and Final Prospectus, their participation in the preparation of the Company's Annual Report on Form 10-K for the year ended December 31, 1996, was limited to specific matters as to which they were consulted by the Company and that they were not involved in the preparation of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997; provided that such counsel indicates that during the course of the preparation of the Registration Statement and Final Prospectus, they examined various documents and participated in conferences with representatives of the Company, its independent public accountants and the Underwriters, at which conferences certain of the contents of the Registration Statement and Final Prospectus, including the contents of the documents incorporated by reference therein, and related matters were discussed.

          References to the Registration Statement and the Final Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

          (c) Gardner, Carton & Douglas, counsel to the Underwriters, shall have furnished to the Representatives its written opinion, dated the Time of Delivery for such Designated Securities, in form satisfactory to the Representatives in their reasonable judgment, to the effect that:

               (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and has the corporate power under the laws of such State to own its properties and carry on its business as set forth in the Final Prospectus as amended or supplemented;

               (ii) The Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company;

               (iii) The Designated Securities have been duly authorized by the Company; the Underwriters' Securities, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered and paid for as provided in this Agreement and the applicable Pricing Agreement, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; and any Contract Securities (if executed by the Company and authenticated by the Trustee as aforesaid), when delivered and paid for as provided in the Delayed Delivery Contracts, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture;

               (iv) The documents incorporated by reference in the Final Prospectus as amended or supplemented (other than the financial statements and other accounting information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

               (v) The Registration Statement has become effective under the Act, is still effective, and to the best knowledge of such counsel no proceedings for a stop order are pending or threatened;

               (vi) The Registration Statement and the Final Prospectus as amended or supplemented and any further amendments or supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than Exhibit 12 to the Registration Statement and the financial statements and other accounting information contained in the Registration Statement or the Final Prospectus as amended or supplemented or any further amendments or supplements thereto, or omitted therefrom, as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder;

               (vii) The Indenture and the Designated Securities conform as to legal matters with the descriptions thereof contained in the Registration Statement and the Final Prospectus as amended or supplemented; and

               (viii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company.

          Such opinion shall also state that, while such counsel have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus, they have generally reviewed and discussed such statements with the certain officers and employees of the company, with their counsel and auditors and with the representatives of the Underwriters, and in the course of such review and discussions, no facts came to the attention of such counsel which lead them to believe that the Registration Statement, at the time that the Registration Statement became effective (other than the financial statements and other accounting information contained therein, or omitted therefrom, as to which they have not been requested to comment), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus, as of the date of such opinion (other than the financial statements and other accounting information contained therein, or omitted therefrom, as to which they have not been requested to comment), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such opinion may be made subject to the qualification that the enforceability of the terms of the Indenture and the Designated Securities may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law;

               (d) (i) At the time of execution of the Pricing Agreement for such Designated Securities, Coopers & Lybrand shall have furnished to the Representatives a letter dated the date of such Pricing Agreement and (ii) at the Time of Delivery for such Designated Securities, Coopers & Lybrand shall have furnished to the Representatives a letter dated such Time of Delivery, in each case in form satisfactory to the Representatives, in its reasonable judgment, to the effect set forth in Annex III hereto;

               (e) Since the respective dates as of which information is given in the Final Prospectus as amended or supplemented, there shall not have occurred (i) any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or assets of the Company and its subsidiaries considered as a whole, or any material adverse change in the financial position or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Final Prospectus as amended or supplemented, which in any such case makes it impracticable or inadvisable in the reasonable judgment of the Representatives to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Final Prospectus as amended or supplemented or (ii) any downgrading in the ratings of any of the Company's debt securities or preferred stock or any action threatening such a downgrading or placing the Company under special surveillance by any "nationally recognized statistical rating organization" (as defined in Rule 436(g)(2) under the Act);

               (f) Since the time of execution of the Pricing Agreement applicable to the Designated Securities, the United States shall not have become engaged in hostilities which have resulted in the declaration of a national emergency or a declaration of war, which makes it impossible or inadvisable in the reasonable judgment of the Representatives to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Final Prospectus as amended or supplemented; and

               (g) The Company shall have furnished or caused to be furnished to the Representatives, at the Time of Delivery for such Designated Securities, a certificate in form satisfactory to the Representatives in their reasonable judgment to the effect that: (i) the representations and warranties of the Company contained in this Agreement are true and correct on and as of such Time of Delivery as though made at and as of such Time of Delivery; (ii) the Company has duly performed all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to such Time of Delivery;
          (iii) no stop order or proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; and (iv) at and as of such Time of Delivery neither the Registration Statement nor the Final Prospectus as amended or supplemented contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

          The obligations of the Company and the Underwriters of any Designated Securities under the Pricing Agreement applicable to such Designated Securities are subject to the additional condition that there shall have been furnished to the Company and such Underwriters, at the Time of Delivery for such Designated Securities, such certificates of officers as shall, in the reasonable judgment of the

Representatives and the Company, be appropriate to indicate that the Indenture has been duly authorized, executed and delivered by the Trustee and is a valid and binding agreement of the Trustee.

               7. (a) The Company will indemnify and hold harmless each Underwriter of the applicable Designated Securities against any losses, claims, damages, or liabilities, joint or several, to which such Underwriter may become subject with respect to such Designated Securities, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Basic Prospectus, any Preliminary Final Prospectus, the Registration Statement or the Final Prospectus as amended or supplemented, or any amendment or supplement thereto with respect to such Designated Securities, or arise out of or are based upon the omission or alleged omission to stated therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal fees or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use therein; and provided further, that the Company shall not be liable to any Underwriter of Designated Securities or any person controlling such Underwriter under the indemnity agreement in this subsection (a) with respect to any of such documents to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results from the fact that such Underwriter sold such Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus or of the Final Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Company has previously furnished copies thereof to such Underwriter.

               The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act.

               (b) Each Underwriter of the applicable Designated Securities will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject with respect to such Designated Securities, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Basic Prospectus, any Preliminary Final Prospectus, the Registration Statement or the Final Prospectus as amended or supplemented, or any amendment or supplement thereto with respect to such Designated Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of such documents in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal fees or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

               The indemnity agreement in this subsection (b) shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless such indemnifying party shall have received other notice addressed and delivered in the manner provided in the second paragraph of Section 11 hereof of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party in its reasonable judgment, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense other than reasonable costs of investigation.

               (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus as amended or supplemented with respect to such Designated Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including, with respect to any such Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) result from the fact that such Underwriter sold such Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus or of the Final Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Company has previously furnished copies thereof to such Underwriter. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     8. If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement applicable to such Securities, the Representatives may in their discretion arrange for themselves or for another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company, respectively, shall have the right to postpone the Time of Delivery for such Underwriters' Securities for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Prospectus as amended or supplemented, or any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Final Prospectus as amended or supplemented which, in the opinion of counsel to the Underwriters and counsel for the Company referred to in Section 6(b) hereof may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if it has originally been a party to the Pricing Agreement with respect to such Designated Securities. In the event that neither the Representatives nor the Company arrange for another party or parties to purchase such Underwriters' Securities as provided in this Section, the Company shall have the right to require each non-defaulting Underwriter to purchase and pay for the Underwriters' Securities which such non-defaulting Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase the Underwriters' Securities which the defaulting Underwriter or Underwriters shall have so failed to purchase up to an amount thereof equal to 10% of the principal amount of the Underwriters' Securities which such non-defaulting Underwriter has otherwise agreed to purchase under the Pricing Agreement relating to such Designated Securities; provided, however, that if the aggregate principal amount of Underwriters' Securities which any defaulting Underwriter or Underwriters shall have so failed to purchase is more than one-tenth of the aggregate principal amount of the Designated Securities, then the Pricing Agreement relating to such Designated Securities may be terminated either by the Company or, through the Representatives, by such Underwriters as have otherwise agreed to purchase in the aggregate 50% or more of the remaining Designated Securities under the Pricing Agreement relating to such Designated Securities, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses referred to in Section 5(e) hereof and the indemnification provided in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     9. The respective indemnities, agreements, representations, warranties and other statements of the Underwriters and the Company hereunder, as set forth in this Agreement or made by them, respectively, pursuant to the Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Designated Securities.

     10. If any Pricing Agreement shall be terminated pursuant to Section 8 hereof, or if any Designated Securities are not delivered by the Company as provided herein because the condition set forth either in the last paragraph of
Section 6 or in Section 6(f) has not been met, the Company shall then be under no liability hereunder to any Underwriter, except as provided in Section 5(e) and Section 7 hereof; but if for any other reason any Designated Securities are not delivered by the Company as provided herein, the Company will be liable to reimburse the Underwriters, through the Representatives, for all out-of-pocket expenses, including counsel fees and disbursements, as approved in writing by the Representatives, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Designated Securities, but the Company shall then have no further liability to any Underwriter except as provided in Section 5(e) and Section 7 hereof.

     11. In all dealings with the Company under this Agreement and each Pricing Agreement, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters and Lehman Brothers Inc. may act on behalf of each of the Representatives, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives and, in turn, by any statement, request, notice or agreement on behalf of any Representative made or given by Lehman Brothers Inc.

     All statements, requests, notices and agreements hereunder shall be in writing, or by telegram if promptly confirmed in writing, and if to the Representatives or the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the Representatives c/o Lehman Brothers Inc. at 3 World Financial Center, New York, New York 10285, with a copy to Gardner, Carton & Douglas, Quaker Tower, 321 North Clark Street, Chicago, Illinois 60610, Attn: Glenn W. Reed, Esq., and if to the Company; shall be sufficient in all respects if delivered or sent by registered mail to the Company at 307 North Michigan Avenue, Chicago, Illinois 60601, Attn: President, with a copy to Lord, Bissell & Brook, 115 South LaSalle Street, Chicago, Illinois 60603, Attn: Kurt W. Florian, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 7(c) hereof shall be delivered or sent by registered mail directly to such Underwriter at its principal office.

     12. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company, and to the extent provided in Section 7 and Section 9 hereof, the officers and directors of the Company and any person who controls any Underwriter or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

     13.  Time shall be of the essence of each Pricing Agreement.

     14. This Agreement and each Pricing Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     15. This Agreement and each Pricing Agreement may be executed by each of the parties hereto and thereto in any number of counterparts, and by each of the parties hereto and thereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us a counterpart thereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement.

                                       Very truly yours,

                                       OLD REPUBLIC INTERNATIONAL CORPORATION



                                       By:     /s/  John S. Adams
                                          -----------------------------------

Accepted in Chicago, Illinois,
as of the date hereof:

LEHMAN BROTHERS INC.
EVEREN SECURITIES, INC.
J.P. MORGAN SECURITIES INC.

By:  Lehman Brothers Inc.

By: /s/  Robert H. Swindell
   ------------------------------
Name:     Robert H. Swindell
     ----------------------------
Title:     Managing Director
      ---------------------------

                                                                         ANNEX I

                     OLD REPUBLIC INTERNATIONAL CORPORATION

                                Debt Securities

                               PRICING AGREEMENT

                                                                   June 18, 1997

LEHMAN BROTHERS INC.
EVEREN SECURITIES, INC.
J.P. MORGAN SECURITIES INC.

c/o Lehman Brothers Inc.
3 World Financial Center
New York, New York  10285

Ladies and Gentlemen:

     Old Republic International Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement dated June 18, 1997 (the "Underwriting Agreement") between the Company and you, as Representatives, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty set forth in Section 2 of the Underwriting Agreement relating to the Prospectus shall be deemed to have been made as of the date of the Underwriting Agreement and, with respect to the Prospectus as amended or supplemented applicable to the Designated Securities covered by this Pricing Agreement, shall be deemed to have been made as of the date of this Pricing Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be electronically transmitted for filing with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in the Master Agreement Among Underwriters, the form of which you have delivered to us. You represent that you are authorized on behalf of yourselves and each of the Underwriters to enter into this Pricing Agreement.

                                        Very truly yours,

                                        OLD REPUBLIC INTERNATIONAL CORPORATION



                                        By: __________________________________


Accepted in Chicago, Illinois,
as of the date hereof:

LEHMAN BROTHERS INC.
EVEREN SECURITIES, INC.
J.P. MORGAN SECURITIES INC.

By:  Lehman Brothers Inc.

By:_____________________________
Name:___________________________
Title:__________________________

                        SCHEDULE I TO PRICING AGREEMENT



                                                PRINCIPAL AMOUNT
                                                 OF DESIGNATED
                                                 SECURITIES TO
                         UNDERWRITERS             BE PURCHASED

Lehman Brothers Inc. ...........................    $ 38,400,000
EVEREN Securities, Inc. ........................      38,300,000
J.P. Morgan Securities Inc. ....................      38,300,000
                                                    ------------
Total ..........................................    $115,000,000
                                                    ============

                        SCHEDULE II TO PRICING AGREEMENT

UNDERWRITING AGREEMENT DATED JUNE 18, 1997

REGISTRATION STATEMENT SEC FILE NO. 33-49064


REPRESENTATIVES:                       Lehman Brothers Inc.
                                       EVEREN Securities, Inc.
                                       J.P. Morgan Securities Inc.

TITLE, PURCHASE PRICE AND DESCRIPTION OF DESIGNATED SECURITIES:

      Title:                           7.00% Debentures due June 15, 2007

      Aggregate Principal Amount:      $115,000,000

      Price to Public:                 99.946%, plus accrued interest, if any, from June 23, 1997

      Purchase Price by Underwriters:  99.296%, plus accrued interest, if any, from June 23, 1997

      Maturity:                        June 15, 2007

      Interest Rate:                   7.00%

      Interest Payment Dates:          June 15 and December 15, commencing December 15, 1997

      Redemption Provisions:           None

      Sinking Fund Provisions:         None

      Other Provisions:                None

TIME OF DELIVERY:                      9:00 AM, June 23, 1997

CLOSING LOCATION:                      Gardner, Carton & Douglas
                                       Quaker Tower
                                       321 North Clark Street
                                       Chicago, Illinois  60610

PAYMENT TO BE MADE IN:                 New York Clearinghouse (next day) funds   [ ]

                                       or Federal (same day) funds [X]

DELIVERY OF SECURITIES:                Physical delivery to Underwriters through Representatives  [ ]

                                       or delivery to Underwriters through facilities of DTC by
                                       delivery to DTC or DTC's agent of one or more definitive
                                       global securities in book-entry form [X]

DELAYED DELIVERY:                      None

OTHER TERMS:                           None

                                                                        ANNEX II

                           DELAYED DELIVERY CONTRACT


                                                                __________, 19__


Old Republic International Corporation
c/o Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285
Attention:

Ladies and Gentlemen:

The undersigned hereby agrees to purchase from Old Republic International Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned, __________________________________________________________
principal amount of the Company's [Title of Designated Securities] (hereinafter called the "Designated Securities"), offered by the Company's Prospectus dated _______________, 19__, as amended or supplemented, receipt of a copy, of which is hereby acknowledged, at a purchase price of ___% of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract. [The undersigned will purchase the Designated Securities from the Company on __________, 19__ (the "Delivery Date"), and interest on the Designated Securities so purchased will accrue from __________, 19__. Each of the Designated Securities will be dated the Delivery Date thereof.] [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:


                                          Date from Which
Delivery Date        Principal Amount     Interest Accrues
____________, 19__    $                   ______________, 19__
____________, 19__    $                   ______________, 19__

Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date". Each of the Designated Securities will be dated the Delivery Date thereof.]

     Payment for the Designated Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in [immediately available funds] [New York] Clearing House funds] at the office of __________________ [at 9:30 a.m., New York City time,] on [the] [such] Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Designated Securities on [the] [each] Delivery Date shall be subject to the conditions that (1) the purchase of

Designated Securities by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before _____________, 19__, shall have sold to the several Underwriters, pursuant to the Pricing Agreement dated ____________, 19__ with the Company, an aggregate principal amount of Designated Securities equal to $_________ minus the aggregate principal amount of Designated Securities covered by this contract and other contracts similar to this contract. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

     Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     The undersigned represents and warrants to the Company that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by any party hereto without the written consent of the other parties.

     This contract may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the sole discretion of the Company and that, without limiting the foregoing, acceptances of such contract need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                        Yours very truly,



                                                By: _________________________
                                                        (Signature)


                                                By: _________________________
                                                        (Signature)


                                                By: _________________________
                                                        (Signature)



Accepted, ______________________, 19__

Old Republic International Corporation


By _________________________________


     THREE SIGNED COPIES OF THIS CONTRACT MUST BE RECEIVED BY LEHMAN BROTHERS INC. NOT LATER THAN 5:00 P.M. ON __________________, ACCOMPANIED BY A CERTIFICATE OF SECRETARY OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, AS TO THE AUTHORITY OF THE PERSON OR PERSONS SIGNING THIS CONTRACT.

                                                                       ANNEX III

                      MATTERS TO BE COVERED BY LETTERS OF
                               COOPERS & LYBRAND


          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder, and the statement in the Registration Statement in answer to Item 10 of Form S-3 is accurate insofar as it relates to them;

          (ii) In their opinion, the audited consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Company's Annual Report on Form 10-K most recently filed with the Commission and covered by their report included therein (the "audited financials") comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations under the Act or the Exchange Act, as applicable;

          (iii) On the basis of limited procedures, not constituting an audit, which have been carried out through a specified date not more than two business days prior to the date of each such letter, including (1) a reading of the minutes of the meetings of the Board of Directors, Executive Committee, Finance Committee, Audit Committee and stockholders of the Company since the date of the audited financials, (2) inquiries of certain officials of the Company responsible for financial and accounting matters as to transactions and events subsequent to the date of the audited financials, and (3) such other procedures and inquiries as may be described in each such letter, nothing has come to their attention which has caused them to believe that:

                    (A) the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder, or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Final Prospectus;

                    (B) the unaudited amounts set forth following "Summary Financial Data" and "Selected Consolidated Financial Data" in the Final Prospectus do not agree with the amounts set forth in any unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements included in the Registration Statement and the Prospectus; and

                    (C) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or total debt of the Company and its consolidated subsidiaries or any decreases in total assets of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the March 31, 1997 unaudited consolidated condensed balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from March 31, 1997 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in net revenues, net income or net income per share of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter; and

           (D) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Final Prospectus, as the case may be, under the captions "Prospectus Summary", "The Corporation", "Use of Proceeds", "Capitalization", "Selected Consolidated Financial Data", "Ratio of Earnings to Fixed Charges", "Management Analysis of Financial Position and Results of Operations", "Business", and "Exhibit 12", are incorporated in the Registration Statement and the Final Prospectus by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 under the captions "Management Analysis of Financial Position and Results of Operations" and "Earnings Per Share Exhibit", or are incorporated in the Registration Statement and the Final Prospectus by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1996 under the captions "Financial Information Relating to Segments of Business", "Mortgage Guaranty Group", "Consolidated Underwriting Statistics", "General Insurance Claim Reserves", "Consolidated Investments", "Sources of Consolidated Investment Income", "Marketing", "Reserves, Reinsurance, and Retrospective Adjustments", "Properties", "Market for the Registrant's Common Stock and Related Security Holder Matters", "Selected Financial Data", "Management Analysis of Financial Position and Results of Operations", and "Exhibit 11 - Earnings Per Share", and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

                                                                        ANNEX IV

                          SUBSIDIARIES OF THE COMPANY



                                                       Jurisdiction of
                            Name                        Incorporation
                            ----                       ----------------

Bituminous Casualty Corporation                           Illinois
Great West Casualty Corporation                           Nebraska
Old Republic Insurance Company                            Pennsylvania
Republic Mortgage Insurance Company                       North Carolina
Old Republic General Insurance Company                    Delaware
Old Republic National Title Insurance Company             Minnesota
Old Republic Title Insurance Group, Inc.                  Delaware
Old Republic Mortgage Guaranty Group, Inc.                Delaware
Bitco Corporation                                         Delaware
ORI Great West Holdings, Inc.                             Delaware

                                                                  CONFORMED COPY


                     OLD REPUBLIC INTERNATIONAL CORPORATION

                                Debt Securities

                               PRICING AGREEMENT

                                                                   June 18, 1997

LEHMAN BROTHERS INC.
EVEREN SECURITIES, INC.
J.P. MORGAN SECURITIES INC.

c/o Lehman Brothers Inc.
3 World Financial Center
New York, New York  10285

Ladies and Gentlemen:

     Old Republic International Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement dated June 18, 1997 (the "Underwriting Agreement") between the Company and you, as Representatives, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty set forth in Section 2 of the Underwriting Agreement relating to the Prospectus shall be deemed to have been made as of the date of the Underwriting Agreement and, with respect to the Prospectus as amended or supplemented applicable to the Designated Securities covered by this Pricing Agreement, shall be deemed to have been made as of the date of this Pricing Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be electronically transmitted for filing with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in the Master Agreement Among Underwriters, the form of which you have delivered to us. You represent that you are authorized on behalf of yourselves and each of the Underwriters to enter into this Pricing Agreement.

                                        Very truly yours,

                                        OLD REPUBLIC INTERNATIONAL CORPORATION



                                        By:     /s/  John S. Adams
                                           ---------------------------------

Accepted in Chicago, Illinois,
as of the date hereof:

LEHMAN BROTHERS INC.
EVEREN SECURITIES, INC.
J.P. MORGAN SECURITIES INC.

By:  Lehman Brothers Inc.

By: /s/  Robert H. Swindell
   --------------------------------
Name:     Robert H. Swindell
     ------------------------------
Title:     Managing Director
      -----------------------------

                        SCHEDULE I TO PRICING AGREEMENT



                                                PRINCIPAL AMOUNT
                                                 OF DESIGNATED
                                                 SECURITIES TO
                         UNDERWRITERS             BE PURCHASED
Lehman Brothers Inc. .........................    $ 38,400,000
EVEREN Securities, Inc. ......................      38,300,000
J.P. Morgan Securities Inc. ..................      38,300,000
                                                  ------------
Total ..........................................  $115,000,000
                                                  ============

                        SCHEDULE II TO PRICING AGREEMENT

UNDERWRITING AGREEMENT DATED JUNE 18, 1997

REGISTRATION STATEMENT SEC FILE NO. 33-49064



REPRESENTATIVES:                       Lehman Brothers Inc.
                                       EVEREN Securities, Inc.
                                       J.P. Morgan Securities Inc.

TITLE, PURCHASE PRICE AND DESCRIPTION OF DESIGNATED SECURITIES:

      Title:                           7.00% Debentures due June 15, 2007

      Aggregate Principal Amount:      $115,000,000

      Price to Public:                 99.946%, plus accrued interest, if any, from June 23, 1997

      Purchase Price by Underwriters:  99.296%, plus accrued interest, if any, from June 23, 1997

      Maturity:                        June 15, 2007

      Interest Rate:                   7.00%

      Interest Payment Dates:          June 15 and December 15, commencing December 15, 1997

      Redemption Provisions:           None

      Sinking Fund Provisions:         None

      Other Provisions:                None

TIME OF DELIVERY:                      9:00 AM, June 23, 1997

CLOSING LOCATION:                      Gardner, Carton & Douglas
                                       Quaker Tower
                                       321 North Clark Street
                                       Chicago, Illinois  60610

PAYMENT TO BE MADE IN:                 New York Clearinghouse (next day) funds [ ]

                                       or Federal (same day) funds [X]

DELIVERY OF SECURITIES:                Physical delivery to Underwriters through Representatives [ ]

                                       or delivery to Underwriters through facilities of DTC by
                                       delivery to DTC or DTC's agent of one or more definitive
                                       global securities in book-entry form [X]

DELAYED DELIVERY:                      None

OTHER TERMS:                           None




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